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        [GRAPHIC]                       . Variable Annuity



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                                   AllmericA
                                  FINANCIAL (R)

                               Semi-Annual Report

                                 JUNE 30, 2003

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                              GENERAL INFORMATION


OFFICERS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (AFLIAC)

Mark A. Hug, President and CEO
Edward J. Parry III, Senior Vice President and CFO
J. Kendall Huber, Senior Vice President and General Counsel
Robert P. Restrepo, Jr., Senior Vice President
John P. Kavanaugh, Vice President and Chief Investment Officer
Mark C. McGivney, Vice President and Treasurer
Charles F. Cronin, Vice President and Secretary

INVESTMENT ADVISERS
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

   INVESTMENT SUB-ADVISERS
   Opus Investment Management, Inc.
   440 Lincoln Street, Worcester, MA 01653
     Money Market Fund
     Select Investment Grade Income Fund

   Goldman Sachs Asset Management, L.P.
   32 Old Slip, New York, NY 10005
     Core Equity Fund (Co-Sub-Adviser)

   UBS Global Asset Management (Americas) Inc.
   One North Wacker Drive, Chicago, IL 60606
     Core Equity Fund (Co-Sub-Adviser)


One or more funds may not be available under the variable product which you have chosen. Inclusion in this report of a fund which is not available under your contract/policy is not to be considered a solicitation. To identify the funds available through your variable product, please refer to the Product Performance Summary herein.


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                          PRODUCT PERFORMANCE SUMMARY

VARIABLE ANNUITY (AFLIAC)

Average Annual Total Returns as of 6/30/03

The average annual total returns for the Variable Annuity sub-accounts of AFLIAC are summarized below. For returns that do not reflect the deduction of product and separate account charges, please refer to the following individual portfolio reviews.

                          Without Surrender Charge                           With Surrender Charge
                             and Contract Fee                                  and Contract Fee*
                               1        5      10                                 1        5    10
Sub-Accounts                Year    Years   Years  Sub-Accounts                Year    Years Years
--------------------------------------------------------------------------------------------------

Core Equity Fund - Single/Elective Payment         Core Equity Fund - Elective Payment
Tax Qualified Account      0.01%   -3.75%   6.80%  Tax Qualified Account     -7.52%   -6.81% 5.35%
Non Tax Qualified Account  0.01%   -3.75%   6.80%  Non Tax Qualified Account -6.52%   -5.04% 6.54%

Select Investment Grade Income Fund -              Select Investment Grade Income Fund -
Single/Elective Payment                            Elective Payment
Tax Qualified Account      7.64%    5.18%   5.23%  Tax Qualified Account      0.62%    3.79% 4.80%
Non Tax Qualified Account  7.64%    5.18%   5.23%  Non Tax Qualified Account  0.80%    4.12% 5.14%

Money Market Fund - Single/Elective Payment        Money Market Fund - Elective Payment
Tax Qualified Account     -0.07%    2.83%   3.25%  Tax Qualified Account     -6.43%    1.77% 3.13%
Non Tax Qualified Account -0.07%    2.83%   3.25%  Non Tax Qualified Account -6.38%    1.82% 3.21%

                                                   Core Equity Fund - Single Payment
                                                   Tax Qualified Account     -4.49%   -4.28% 6.80%
                                                   Non Tax Qualified Account -4.49%   -4.28% 6.80%

                                                   Select Investment Grade Income Fund -
                                                   Single Payment
                                                   Tax Qualified Account      2.80%    4.60% 5.23%
                                                   Non Tax Qualified Account  2.80%    4.60% 5.23%

                                                   Money Market Fund - Single Payment
                                                   Tax Qualified Account     -4.56%    2.27% 3.25%
                                                   Non Tax Qualified Account -4.56%    2.27% 3.25%

*These returns are net of all product charges.

Returns shown above assume an investment in the underlying funds listed above on the date of inception of each Fund (April 29, 1985).

Returns in this report are historical and are not indicative of future results. The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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To be preceded or accompanied by the current prospectus. Read it carefully before investing.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-533-7881.


                                Variable Annuity
This product is issued by Allmerica Financial Life Insurance and Annuity Company and offered by VeraVest Investments, Inc., member NASD/SIPC.





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                                   AllmericA
                                  FINANCIAL (R)

                        THE ALLMERICA FINANCIAL COMPANIES
                        ---------------------------------
The Hanover Insurance Company . Allmerica Financial Alliance Insurance Company
  Allmerica Financial Benefit Insurance Company . Citizens Insurance Company of America . Citizens Management Inc. . AMGRO, Inc. . Financial Profiles, Inc.
     VeraVest Investments, Inc. . VeraVest Investment Advisors, Inc. . Opus Investment Management, Inc. . Allmerica Trust Company, N.A. . First Allmerica
   Financial Life Insurance Company . Allmerica Financial Life Insurance and
                     Annuity Company (all states except NY)




OLDVASEMI (6/03)